UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2018

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-21326	04-3145961
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781)-457-9000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Dr. Cheryl R. Blanchard to the Board of Directors

On August 31, 2018, the board of directors elected Cheryl R. Blanchard, Ph.D. as one of our Class II directors, effective immediately. As a Class II director, Dr. Blanchard’s term will expire at the 2019 Annual Meeting of Stockholders. In addition, Dr. Blanchard was appointed to the board’s compensation and governance and nominating committees, effective September 1, 2018.

In connection with her election to the board, Dr. Blanchard was awarded 3,624 restricted stock units under the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan. Each restricted stock unit gives Dr. Blanchard the right to receive one share of our common stock and is valued at $41.39 per unit, the fair market value of a share of our common stock on August 31, 2018. The restricted stock units will vest immediately prior to the 2019 Annual Meeting of Stockholders.

Dr. Blanchard, age 54, is currently the President and Chief Executive Officer of Keratin Biosciences, Inc., a venture-backed biotechnology company developing regenerative medicine and drug delivery products created in July 2018 by the business combination of Microchips Biotech, Inc. and KeraNetics, LLC. Prior to the business combination, Dr. Blanchard was the President and Chief Executive Officer of Microchips Biotech, Inc. since 2014, and she maintained this role with the combined entity following the business combination in July 2018. Since 2012, Dr. Blanchard has also been a Principal at Blanchard Consulting, LLC, which provides scientific, regulatory, and business strategy consulting services to medical device companies and private equity clients. From 2000 to 2012, she served in various officer positions of Zimmer, Inc., a medical device company focused on musculoskeletal products, including as the Senior Vice President, Chief Scientific Officer, and general manager of Zimmer Biologics. Dr. Blanchard received her M.S. and Ph.D. in Materials Science and Engineering from the University of Texas at Austin and her B.S. in Ceramic Engineering from Alfred University. Dr. Blanchard also currently serves as a director of SeaSpine Holdings Corporation (Nasdaq:SPNE), Bio2 Technologies, CeramTec GMBH and Elute, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: September 5, 2018	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer